                                  Exhibit 99.3

                        Investor Analysts' Presentation

[VASCO LOGO] THE AUTHENTICATION COMPANY





         T. Kendall Hunt
--------------------------------------------------------------------------------

         Founder, Chairman and CEO


         April 2005


Analyst Presentation  T. Kendall Hunt  April 2005

[VASCO LOGO] THE AUTHENTICATION COMPANY

--------------------------------------------------------------------------------
Today's VASCO Speakers
--------------------------------------------------------------------------------

T. Kendall Hunt, Chairman and CEO

Mr. Hunt has been a director since July 1997. He served since 1984 as Chairman, President and CEO as the founder of our predecessor company, VASCO Corp. Mr. Hunt received a B.B.A. from the University of Miami, Miami, Florida and an M.B.A. from Pepperdine University, Malibu, California.

Jan Valcke, President and COO

Mr. Valcke has been managing worldwide sales, marketing, business development, and product management for both the Digipass and VACMAN product lines since 2000. From 1992 until joining VASCO in 1996, he served as Vice President of Sales and Marketing of Digipass NV/SA, a member of the Digiline International group. He was co-founder and a member of the Board of Directors of Digiline.

Clifford K. Bown, Executive Vice President and CFO

Cliff has his MBA from the University of Chicago, a B.S. in Accountancy from the University of Illinois, and his CPA certificate. Prior to VASCO, he held the position of CFO with several companies, including a $300 million computer company, and was an audit manager at KPMG.

--------------------------------------------------------------------------------
Analyst Presentation  T. Kendall Hunt  April 2005                              2

[VASCO LOGO] THE AUTHENTICATION COMPANY

--------------------------------------------------------------------------------
VASCO's First Analysts/Investors Day
--------------------------------------------------------------------------------

                                     AGENDA


> 12:00 Noon  Introduction & Welcome                          Ken Hunt

> 12:15 PM    Review of Q1 2005 Financials                    Cliff Bown
                          Q&A

> 12:45 PM    VASCO Markets, Current & Future                 Jan Valcke
                          Q&A

> 1:45 PM     Customer Testimonials

> 2:00 PM     Phishing & Man-in-the-middle Attacks

> 2:30 PM     Final Comments & Q & A                          Ken Hunt



--------------------------------------------------------------------------------
Analyst Presentation  T. Kendall Hunt  April 2005                              3

[VASCO LOGO] THE AUTHENTICATION COMPANY

--------------------------------------------------------------------------------
ABOUT VASCO
--------------------------------------------------------------------------------

> VASCO, is the High Volume, High Quality, Low Cost Producer of Strong Authentication products for the financial world, remote access, e-commerce and e-government

>    We've developed a Sustainable, repeatable revenue model






--------------------------------------------------------------------------------
Analyst Presentation  T. Kendall Hunt  April 2005                              4

[VASCO LOGO] THE AUTHENTICATION COMPANY

--------------------------------------------------------------------------------
High volume, High Quality, Low Cost Producer
--------------------------------------------------------------------------------


Leading provider of strong authentication products to the financial world, with over 370 banks as customers

Over 15 million of Digipass products sold and delivered

Nine consecutive profitable quarters

Growing strongly, with a year-to-year growth of 90% in Q1 2005

42 distributors and over 1,500 resellers worldwide

Sold and Delivered over 1,000,000 Digipass in Q4 2004

Sold and Delivered over 1,500,000 Digipass in Q1 2005

Product lifespan of 5-7 years, allowing customers to amortize the cost over several years

Easy to install middleware software (VACMAN)

--------------------------------------------------------------------------------
Analyst Presentation  T. Kendall Hunt  April 2005                              5

[VASCO LOGO] THE AUTHENTICATION COMPANY

--------------------------------------------------------------------------------
Sustainable, Repeatable Revenue Model
--------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------->
|                                |                            |                             |
                             Pilot phase              Enrollment of first              More orders
 Initial order                                        application +                    while bank
 (100-1000                   (3 months- 1             additional orders                broadens use of
 units)                      year)                                                     Digipass




--------------------------------------------------------------------------------
Analyst Presentation  T. Kendall Hunt  April 2005                              6

[VASCO LOGO] THE AUTHENTICATION COMPANY

--------------------------------------------------------------------------------
Sustainable, Repeatable Revenue Model
--------------------------------------------------------------------------------

>    Case Study: Rabobank (The Netherlands)

     >    1992: Initial order - 10,000 units of Digipass 500 Phone banking.

     >    1994: start of www.rabobank.be for retail banking

     >    1997: online transactions possible - with Digipass

     >    2000: 700,000 units of Digipass 500 in the field

     > 2001: introduction of Random Reader (Digipass 800 - secure smart card reader)

     >    2004-2005: 2,000,000 units of Random Reader in the field

     >    Largest Internet Bank in Europe, according to Nielsen Webratings

     Comparable cases: Swedbank (Sweden), Fortis (Belgium), ZaBa (Croatia), Wachovia (U.S. - corporate banking), ABN-Amro (U.S. - corporate banking)

--------------------------------------------------------------------------------
Analyst Presentation  T. Kendall Hunt  April 2005                              7

[VASCO LOGO] THE AUTHENTICATION COMPANY


--------------------------------------------------------------------------------
VASCO - TGhe Leader in Large Deployments
--------------------------------------------------------------------------------


> 80 % of the largest deployments of strong user authentication products in the financial sector, including.

     >     Fortis (Belgium & Netherlands)

     >     Swedbank (Sweden)

     >     Den Norske Bank (Norway)

     >     Zagrebacka Banka (Croatia)

     >     BN L (Italy)

     >     Rabobank (The Netherlands)

     >     ABN-Amro (The Netherlands)

     >     Mandiri Bank (Indonesia)

     >     SEB (Sweden)


--------------------------------------------------------------------------------
Analyst Presentation  T. Kendall Hunt  April 2005                              8

DIGIPASS FACTORY

A concept for Strong User Authentication & Digital Signatures


                                   [GRAPHIC]

DIGIPASS
FACTORY

                                                                    [VASCO LOGO]

[VASCO LOGO] THE AUTHENTICATION COMPANY
--------------------------------------------------------------------------------








Nasdaq: VDSI
--------------------------------------------------------------------------------










--------------------------------------------------------------------------------
Analyst Presentation  T. Kendall Hunt  April 2005

[VASCO LOGO]THE AUTHENTICATION COMPANY
--------------------------------------------------------------------------------




VASCO Analyst Day Presentation
-------------------------------------------------------------------------------
Jan Valcke, President & COO



April 2005






-------------------------------------------------------------------------------
Analyst Presentation     Jan Valcke     April 2005

[VASCO LOGO]THE AUTHENTICATION COMPANY

-------------------------------------------------------------------------------
Agenda: Actual Situation
-------------------------------------------------------------------------------


  >     1. General


  >     2. Elements of a company


           >  Markets

           >  Regions

           >  Products

           >  People


  >     3. Questions and Answers



-------------------------------------------------------------------------------
Analyst Presentation    Jan Valcke    April 2005                               2

[VASCO LOGO]THE AUTHENTICATION COMPANY


-------------------------------------------------------------------------------
General
-------------------------------------------------------------------------------

>      Overview of last two years' work


              4 Elements in a Company:


                > Markets

                > Products

                > People

                > Cash

              Growth can only be successful if the 4 elements

              grow at the same time.


-------------------------------------------------------------------------------
Analyst Presentation    Jan Valcke    April 2005                               3

[VASCO LOGO] THE AUTHENTICATION COMPANY
-------------------------------------------------------------------------------




           Markets
           ---------------------------------------------------------------------










-------------------------------------------------------------------------------
Analyst Presentation    Jan Valcke    April 2005

[VASCO LOGO] THE AUTHENTICATION COMPANY

-------------------------------------------------------------------------------
MARKETS
-------------------------------------------------------------------------------


> Mature Markets


       > Retail Banking

       > Corporate Banking

       > Enterprise Security

       > Remote Access


> Potential Markets

       > B-to-C e-Commerce (Including EMV)

       > B-to-B e-Commerce

       > E-government


-------------------------------------------------------------------------------
Analyst Presentation    Jan Valcke    April 2005                              5

[VASCO LOGO] THE AUTHENTICATION COMPANY

-------------------------------------------------------------------------------
Markets: Mature
-------------------------------------------------------------------------------


>      Markets ready to deploy strong authentication:


       Remote Access: 70 Mio users
       Enterprise Security: 300 Mio users
       Corporate Banking: 10 Mio users
       Retail Banking: 130 Mio users

       All those markets are fast growing




Source: Jan Valcke - June 2004



-------------------------------------------------------------------------------
Analyst Presentation    Jan Valcke    April 2005                              6

[VASCO LOGO] THE AUTHENTICATION COMPANY

-------------------------------------------------------------------------------
Markets: Mature
-------------------------------------------------------------------------------

>      Market penetration strong authentication:


       Remote Access: 13%
       Enterprise Security: 3%
       Corporate Banking: 20%
       Retail Banking: 8%


Source: Jan Valcke - June 2004



-------------------------------------------------------------------------------
Analyst Presentation    Jan Valcke    April 2005                              7

[VASCO LOGO] THE AUTHENTICATION COMPANY

-------------------------------------------------------------------------------
Markets: Strategy
-------------------------------------------------------------------------------

       > Large deployments in banks, but lower margins

       > Customers of banks are also working in companies (banks are promoting our brand name)

         More actions towards the enterprises:

       > more products, more sales and marketing in the enterprise security market

       > Business plan to define priorities by segment & by country





-------------------------------------------------------------------------------
Analyst Presentation    Jan Valcke    April 2005                              8

[VASCO LOGO] THE AUTHENTICATION COMPANY

-------------------------------------------------------------------------------
Potential Markets
-------------------------------------------------------------------------------


        > B-to-B e-Commerce


        > B-to-C e-Commerce (including EMV)


        > E-Government







-------------------------------------------------------------------------------
Analyst Presentation    Jan Valcke    April 2005                              9

[VASCO LOGO] THE AUTHENTICATION COMPANY

-------------------------------------------------------------------------------
B-to-B e-Commerce
-------------------------------------------------------------------------------

      > Vendors offering products/services to a closed user group of companies

      > Customers have a loyalty (smart) card or a Digipass

      > Authentication with Digipass 800/820 & smart card or stand-alone
        Digipass

      > Strategy: we go to C.N.A. customers - proposal to use Digipass in e-commerce application







-------------------------------------------------------------------------------
Analyst Presentation    Jan Valcke    April 2005                              10

[VASCO LOGO] THE AUTHENTICATION COMPANY

-------------------------------------------------------------------------------
B-to-C e-Commerce
-------------------------------------------------------------------------------


      > Companies selling products & services to end consumer


      > EMV and beyond


      > Strategy: to get as many banks as possible as customers - let them use
        DP as secure Internet banking application - multi-application capabilities of DP allows banks to enter e-commerce business + credit card companies





-------------------------------------------------------------------------------
Analyst Presentation    Jan Valcke    April 2005                             11

[VASCO LOGO] THE AUTHENTICATION COMPANY

-------------------------------------------------------------------------------
EMV B-to-C e-Commerce
-------------------------------------------------------------------------------

>    EMV = Europay, Mastercard, VISA: new generation of credit cards

> EMV-CAP: EMV Chip Authentication Protocol: authentication software needed for online transactions + reader (Digipass 800, 820,...): << card not present >> transactions

>    Roll-out of EMV-cards speeds up in several important markets

>    First pilots including EMV-CAP & Digipass started in 2004

>    First big EMV-CAP deals + Digipass expected in 2005

>    Easy migration for existing Digipass customers to Digipass for EMV


-------------------------------------------------------------------------------
Analyst Presentation    Jan Valcke    April 2005                             12

[VASCO LOGO] THE AUTHENTICATION COMPANY

-------------------------------------------------------------------------------
E- Government
-------------------------------------------------------------------------------

>    First big deployments projected for 2006/2007

> Belgium, Estonia, Malaysia, Hong Kong trendsetters with regards to national ID-cards

>    VASCO ready with Digipass 800/820/850 secure card readers




-------------------------------------------------------------------------------
Analyst Presentation    Jan Valcke    April 2005                             13

[VASCO LOGO] THE AUTHENTICATION COMPANY

-------------------------------------------------------------------------------




           Regions
           --------------------------------------------------------------------








-------------------------------------------------------------------------------
Analyst Presentation    Jan Valcke    April 2005

[VASCO LOGO] THE AUTHENTICATION COMPANY

-------------------------------------------------------------------------------
VASCO Worldwide
-------------------------------------------------------------------------------







                                     [MAP]







-------------------------------------------------------------------------------
Analyst Presentation    Jan Valcke    April 2005                             15

[VASCO LOGO] THE AUTHENTICATION COMPANY

-------------------------------------------------------------------------------
The worldwide, Local approach
-------------------------------------------------------------------------------


>   Boston, Sydney, Singapore:

>   First focus was to create a "cushion"

>   Strategy is global, tactics are locally defined

    -   Using VASCO's European experience with a localized approach/local flavor

    -   To Export Knowledge:

            Local banking summits to/with prospects & customers Vasco-on-Tour:
            Roadshows for banks and resellers/customers of the CNA market

-------------------------------------------------------------------------------
Analyst Presentation    Jan Valcke    April 2005                             16

[VASCO LOGO] THE AUTHENTICATION COMPANY

-------------------------------------------------------------------------------
Facts in Markets: Year 2004
-------------------------------------------------------------------------------

>   Revenues By Region


U.S. is the fastest growing region for VASCO

                             2003                 2004
 Europe:                      84%                  81%
 US:                           7%                  10%
 Others:                       9%                   9%




>   Revenues by Markets



Banking: 82%


Corporate network Access: 18%



-------------------------------------------------------------------------------
Analyst Presentation    Jan Valcke    April 2005                             17

[VASCO LOGO] THE AUTHENTICATION COMPANY

-------------------------------------------------------------------------------
The worldwide, Local approach
-------------------------------------------------------------------------------


>   Corporate Headquarters in Chicago

>   North American Operational HQ in Boston

>   Growing presence & revenue

>   Corporate Banking and Corporate Network Access (Novell, F5, Citrix,...)

>   VeriSign OEM agreement

>   Investing strongly

>   U.S. E-Commerce market more advanced than European


-------------------------------------------------------------------------------
Analyst Presentation    Jan Valcke    April 2005                             18

[VASCO LOGO] THE AUTHENTICATION COMPANY

-------------------------------------------------------------------------------





           Products
           --------------------------------------------------------------------




-------------------------------------------------------------------------------
Analyst Presentation    Jan Valcke    April 2005

DIGIPASS FACTORY

A concept for Strong User Authentication & Digital Signatures

FROM:

- Transactions with high value
- High frequence of use


                                   [GRAPHIC]


                                                  TO:
                                                  - Transactions with low value
                                                  - Low frequence of use


[DIGIPASS FACTORY LOGO]

                                         [VASCO LOGO] THE AUTHENTICATION COMPANY

-------------------------------------------------------------------------------
Analyst Presentation    Jan Valcke    April 2005

[VASCO LOGO] THE AUTHENTICATION COMPANY

-------------------------------------------------------------------------------
Products
-------------------------------------------------------------------------------


>   Manufacturing with just-in-time delivery program

>   Japanese quality is the standard

>   Focus and vision:

    The authentication company

    Largest suit of products

    Leader in that field: here to stay

>   Environmental conscious production

    Lead free


-------------------------------------------------------------------------------
Analyst Presentation Jan Valcke April 2005                                   21

[VASCO LOGO] THE AUTHENTICATION COMPANY

-------------------------------------------------------------------------------
Products
-------------------------------------------------------------------------------


> Business mix: same products in different market segments for different applications (banking, CNA) etc.

>   Largest manufacturer of strong authentication products

    -   1.5 million units deployed in Q1



-------------------------------------------------------------------------------
Analyst Presentation    Jan Valcke    April 2005                             22

[VASCO LOGO] THE AUTHENTICATION COMPANY

-------------------------------------------------------------------------------
The VeriSign OEM Agreement
-------------------------------------------------------------------------------


    > Digipass G03 is the One-Time Password component of VeriSign's OATH infrastructure

    >   Digipass G03 to Support OATH algorithm - entirely new product

    >   First G03 for OATH will be delivered during Q2

    >   VeriSign's sales force to sell Digipass G03

    > Important asset for VASCO towards U.S.A. financial, e-commerce and Enterprise sector.


-------------------------------------------------------------------------------
Analyst Presentation    Jan Valcke    April 2005                             23

[VASCO LOGO] THE AUTHENTICATION COMPANY

-------------------------------------------------------------------------------






           People
           --------------------------------------------------------------------







-------------------------------------------------------------------------------
Analyst Presentation    Jan Valcke    April 2005

[VASCO LOGO] THE AUTHENTICATION COMPANY

-------------------------------------------------------------------------------
People
-------------------------------------------------------------------------------


>   75 employees end Q3 2004

>   Over 110 employees end Q1 2005

>   Extremely skilled and experienced team

>   Same goal

>   People grow together with company




-------------------------------------------------------------------------------
Analyst Presentation    Jan Valcke    April 2005                             25

[VASCO LOGO] THE AUTHENTICATION COMPANY

-------------------------------------------------------------------------------
The Acquisition of AOS
-------------------------------------------------------------------------------


>   Debt free and profitable

>   Smart Card Reader Specialist

>   EMV Ready

>   Seasoned high level R&D team

>   Headquartered at short distance from VASCO's Belgian office

>   Creating revenue from Day 1

>   Integration finalized at the end of April 2005

> Target: to make VASCO's readers ready for every commercially interesting smart card type and application in the world


-------------------------------------------------------------------------------
Analyst Presentation    Jan Valcke    April 2005                             26

[VASCO LOGO] THE AUTHENTICATION COMPANY

-------------------------------------------------------------------------------




      VASCO's Future Vision
      -------------------------------------------------------------------------





-------------------------------------------------------------------------------
Analyst Presentation    Jan Valcke    April 2005

[VASCO LOGO] THE AUTHENTICATION COMPANY

-------------------------------------------------------------------------------
Products
-------------------------------------------------------------------------------

>   Hardware Products

>   Middleware Software

>   Services

>   Security Software





-------------------------------------------------------------------------------
Analyst Presentation    Jan Valcke    April 2005                             28

[VASCO LOGO] THE AUTHENTICATION COMPANY

-------------------------------------------------------------------------------
Hardware Products
-------------------------------------------------------------------------------

>   Definition

    Having the best TCO pricing in the market for all kind of authentication products. OEM strategy towards strong solution partners and large end-user customers.

>   Local assembly will be possible (avoid high import taxes)

>   Highest quality standards (lowest TCO in the market - low fall-out)

>   Transport with a Just-in-Time delivery Programm

>   Programming-initialization can be done remotely

>   OEM Factory Concept


-------------------------------------------------------------------------------
Analyst Presentation    Jan Valcke    April 2005                              29

[VASCO LOGO] THE AUTHENTICATION COMPANY

-------------------------------------------------------------------------------
Hardware Products
-------------------------------------------------------------------------------



>     Local Design


>     Multi-application and Products


>     Standard Platforms for different products









-------------------------------------------------------------------------------
Analyst Presentation   Jan Valcke   April 2005                               30

[VASCO LOGO] THE AUTHENTICATION COMPANY

--------------------------------------------------------------------------------
Software Middleware Products
--------------------------------------------------------------------------------

>        Definition:


         -        Works with the Partners' Solution


         -        Software that can be distributed through the channel.


         -        Software that allows Vasco to sell more Digipass.


         -        Goal: to have a better margin rate


>        PKI - Federated Identity


>        Authentication


-------------------------------------------------------------------------------
Analyst Presentation   Jan Valcke   April 2005                               31

[VASCO LOGO] THE AUTHENTICATION COMPANY

--------------------------------------------------------------------------------
Services
--------------------------------------------------------------------------------

>        Definition:


         is selling a customer (by month/year/transaction) several times towards different companies (applications).

         Authentication is not anymore a security add-on, but becomes more and more business.

>        Digipass PKI Solution:

         Private Key is stored on a Secure Server and retrieved with a classic Digipass.

>        Already over one million Digipass in deployment.

>        Extremely low cost (TCO) solution for high level security applications.

--------------------------------------------------------------------------------
Analyst Presentation   Jan Valcke   April 2005                                32

[VASCO LOGO] THE AUTHENTICATION COMPANY

--------------------------------------------------------------------------------
Services
--------------------------------------------------------------------------------

>        Digipass enables Federated Identity Management.


>        Activation code principle.


>        Digipass concept is multimedia and multi-application


> Banks/Credit Card Companies becomes a trusted center and are willing to commercialize their DB.






--------------------------------------------------------------------------------
Analyst Presentation   Jan Valcke   April 2005                                33

[VASCO LOGO] THE AUTHENTICATION COMPANY

--------------------------------------------------------------------------------
Security Software
--------------------------------------------------------------------------------


>        Definition:


         Software that is important to our Core Business and that will not compete with our Largest Solution Partner Software.


>        Authentication Server Software



--------------------------------------------------------------------------------
Analyst Presentation   Jan Valcke   April 2005                                34

[VASCO LOGO] THE AUTHENTICATION COMPANY

--------------------------------------------------------------------------------






         Markets and Regions
         -----------------------------------------------------------------------








--------------------------------------------------------------------------------
Analyst Presentation   Jan Valcke   April 2005

[VASCO LOGO] THE AUTHENTICATION COMPANY

--------------------------------------------------------------------------------
Markets
--------------------------------------------------------------------------------


>        Mature Markets


>        Potential Markets


>        Markets under investigation










--------------------------------------------------------------------------------
Analyst Presentation   Jan Valcke   April 2005                                36

[VASCO LOGO] THE AUTHENTICATION COMPANY

--------------------------------------------------------------------------------
Markets: Mature
--------------------------------------------------------------------------------


>       Markets ready to deploy strong authentication


        Banking:

        We are the No. 1 vendor.


        Digipass Factory fits for all banking applications

        Have enough people to serve the market worldwide


        Institutional Banking is in the most countries a mature market


         Most Countries are moving foreward to use strong authentication for retail banking



--------------------------------------------------------------------------------
Analyst Presentation   Jan Valcke   April 2005                                37

[VASCO LOGO] THE AUTHENTICATION COMPANY

--------------------------------------------------------------------------------
Markets: Mature
--------------------------------------------------------------------------------


>        USA: Banking


         Institutional Banking is mature

>        Retail Banking:

         more and more influence of international banks

         FDIC advices strong authentication for retail banking.

         Most advanced banks are anticipating to future laws.

         Some banks are investigating the use of strong authentication for retail banking

         Start: probably some tests end this year, beginning next year.

         Deployments: 2006/2007

         Marketing: Road Shows



--------------------------------------------------------------------------------
Analyst Presentation   Jan Valcke   April 2005                                38

[VASCO LOGO] THE AUTHENTICATION COMPANY

--------------------------------------------------------------------------------
Markets: Mature
--------------------------------------------------------------------------------


>        CNA

         Middleware strategy for own Vasco Products.

         Enterprise security through partnerships like Verisign, Novell, Tivoli, . . .

         We have a good growth but to boost that growth, we need more people and products.

         Will be prority No. 1 as from now.

         We do not compete with our solution partners



--------------------------------------------------------------------------------
Analyst Presentation   Jan Valcke   April 2005                                39

[VASCO LOGO] THE AUTHENTICATION COMPANY

--------------------------------------------------------------------------------
Markets: Mature
--------------------------------------------------------------------------------


>        CNA:


         2004: priority was to find new distributors/resellers

         Also to partner with the market leaders.

         Now: Lead Generation is the priority.

         Marketing is road show principle.


>        USA:


         Whole US is covered by resellers.

         Resellers are specialized by solution partner.

         Reseller network is extremely fast growing.

         Lead Generation is the priority for Marketing.




--------------------------------------------------------------------------------
Analyst Presentation  Jan Valcke   April 2005                                 40

[VASCO LOGO] THE AUTHENTICATION COMPANY

--------------------------------------------------------------------------------
Markets: Potential
--------------------------------------------------------------------------------


>        e-Commerce B2B: Market is ready.


         Strategy is to go in the first place to existing CNA customer. Lead generation by market segment.

         Healthcare, Car Industry, Distribution, Government, Social Security,
         Real Estate,...... We have several references by markets segment.

>        e-Commerce B2C: The consumer market by Excellence

         EMV: will start this year with more pilots. Large deployments as from 2006.

         VASCO is ready to deploy the Digipass through large consumer distribution channels.

         Digipass Factory concept applies.



--------------------------------------------------------------------------------
Analyst Presentation   Jan Valcke   April 2005                                41

[VASCO LOGO] THE AUTHENTICATION COMPANY

--------------------------------------------------------------------------------
Markets: Potential
--------------------------------------------------------------------------------

>        e-Government: National ID-Cards


         2004: Prototypes


         2005: testing and probably as from 2006/2007 deployments. It is possible that the Norway bankId PKI solution will be deployed in other countries



--------------------------------------------------------------------------------
Analyst Presentation   Jan Valcke   April 2005                                42

[VASCO LOGO] THE AUTHENTICATION COMPANY

--------------------------------------------------------------------------------
Markets: under investigation
--------------------------------------------------------------------------------




>        On-line Gaming


>        Healthcare - Social Security











--------------------------------------------------------------------------------
Analyst Presentation   Jan Valcke   April 2005                                43

[VASCO LOGO] THE AUTHENTICATION COMPANY

--------------------------------------------------------------------------------
Markets: Strategy - Priority
--------------------------------------------------------------------------------

>        Our Focus and Vision is working


-        We will continue to work agressively in the banking market.

-        We are hiring more people for the CNA market.

- We will continue to develop, OEM, buy new products for the existing customers


-        Business plan to define priorities by segment & by country

-        Business development for the new opportunities

-        "Cushion" strategy is over: we have trained talent in all regions.



--------------------------------------------------------------------------------
Analyst Presentation   Jan Valcke   April 2005                                44

[VASCO LOGO] THE AUTHENTICATION COMPANY

--------------------------------------------------------------------------------







           People
           ---------------------------------------------------------------------






--------------------------------------------------------------------------------
Analyst Presentation   Jan Valcke   April 2005

[VASCO LOGO] THE AUTHENTICATION COMPANY

--------------------------------------------------------------------------------
People
--------------------------------------------------------------------------------

>        Definition:


         To have a strong organization and professional people management. International Headquarters and local funtions. Integration of new personnel (new hires and or acquisitions) must happen fast and in a professional way.


>        Assestments has been done

>        Develoment Centers has been set up

> Next one and a half year: a strategy by department and implementation of a balanced scoring system.



--------------------------------------------------------------------------------
Analyst Presentation   Jan Valcke   April 2005                                46

[VASCO LOGO] THE AUTHENTICATION COMPANY

--------------------------------------------------------------------------------





         Answers and Questions
         -----------------------------------------------------------------------






--------------------------------------------------------------------------------
Analyst Presentation   Jan Valcke   April 2005

[VASCO LOGO] THE AUTHENTICATION COMPANY

--------------------------------------------------------------------------------





         Customer Testimonials
         -----------------------------------------------------------------------

                  -Evert Fekkes, Rabobank Netherlands

                  -Qasif Shahid, ABN-Amro Singapore






--------------------------------------------------------------------------------
Analyst Presentation   Jan Valcke   April 2005

[VASCO LOGO] THE AUTHENTICATION COMPANY

--------------------------------------------------------------------------------






                                   Digipass:
                      an effective weapon against Phishing
                         and Man-in-the-Middle Attacks
--------------------------------------------------------------------------------










--------------------------------------------------------------------------------
Analyst Presentation   Jan Valcke   April 2005

[VASCO LOGO] THE AUTHENTICATION COMPANY

--------------------------------------------------------------------------------






Clifford K. Bown
--------------------------------------------------------------------------------

     Executive Vice President, Chief Financial Officer


     April 2005








--------------------------------------------------------------------------------
Analyst Presentation  C. K. Bown  April 2005

[VASCO LOGO] THE AUTHENTICATION COMPANY

--------------------------------------------------------------------------------
Actual Results 2002-2004 (Continuing Operations)
--------------------------------------------------------------------------------




(Dollars in Thousands)

                                                                                                      Better (Worse)
                                                       Actual Results                          --------------------------
                                        -----------------------------------------              2004 vs          2003 vs
                                            2004            2003          2002                  2003             2002
                                        ---------        ---------      ---------             --------          ---------
 Sales                                  $ 29,893         $ 22,866       $ 17,370               30.7 %            31.6
 Gross profit                           $ 20,709         $ 13,856       $ 10,210               49.5 %            35.7
  Gross margin % of revenue                 69.3%            60.6%          58.8%               8.7 pts           1.8 pts
 Operating expenses                     $ 15,157         $ 12,733       $ 15,109              (19.0) %           15.7%
  Oper. exp. % of revenue                   50.7%            55.7%          87.0%               5.0 pts          31.3 pts
 Operating income (loss)                $  5,552         $  1,123       $ (4,898)             394.4 %             N/M
  Oper. margin % of revenue                 18.6%             4.9%         -28.2%              13.7 pts          33.1 pts





N/M = Not Meaningful
                                       17
--------------------------------------------------------------------------------
Analyst Presentation  C. K. Bown  April 2005                                   2

[VASCO LOGO] THE AUTHENTICATION COMPANY

--------------------------------------------------------------------------------
Turn Around - Quarterly Results (Continuing Operations)
--------------------------------------------------------------------------------

                                  SALES ($000s)


Q1 02     Q2 02    Q3 02     Q4 02      Q1 03     Q2 03     Q3 03     Q4 03     Q1 04     Q2 04     Q3 04     Q4 04     Q1 05
-----     -----    -----     -----      -----     -----     -----     -----     -----     -----     -----     -----     -----

5,478     3,761    4,740     3,391      5,118     5,953     5,599     6,196     6,021     7,174     7,400     9,298     11,444



                          EXECUTIVE MANAGEMENT CHANGE

                                OPERATING MARGIN


Q1 02     Q2 02    Q3 02     Q4 02      Q1 03     Q2 03     Q3 03     Q4 03     Q1 04     Q2 04     Q3 04     Q4 04     Q1 05
-----     -----    -----     -----      -----     -----     -----     -----     -----     -----     -----     -----     -----

(9)%      (39)%    (19)%     (59)%      0%        11%       1%        6%        15%       21%       23%       16%       17%





--------------------------------------------------------------------------------
Analyst Presentation  C. K. Bown  April 2005                                   3

[VASCO LOGO] THE AUTHENTICATION COMPANY

--------------------------------------------------------------------------------
Consolitated Statement of Operations - Q1 05 vs. Q1 04 (unaudited)
--------------------------------------------------------------------------------

(DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)



                                                                                                              EXCLUDING AOS
                                                                                Q1 2005 ACTUAL               Q1 2005 ACTUAL
                                                                                B/(W) THAN 2004              B/(W) THAN 2004
                                                   2005          2004       ----------------------       ---------------------
                                                 Q1 ACTUAL    Q1 ACTUAL       AMOUNT       PERCENT         AMOUNT      PERCENT
                                                 ---------    ---------     --------       -------       ---------     -------
TOTAL REVENUE                                     $ 11,444    $  6,021      $  5,422           90%       $  4,546          75%
                                                  --------    --------      --------                     --------
GROSS PROFIT                                         7,221       4,446         2,775           62%       $  2,407          54%
Gross Profit %                                        63.1%       73.8%        (10.7) pts


OPERATING EXPENSES:
  Sales and Marketing Expenses                       3,311       2,093        (1,218)         (58)%        (1,048)        (50)%
  R&D Expense                                          885         708          (178)         (25)%           (37)         (5)%
  General and Administrative Expense                   976         746          (230)         (31)%          (170)        (23)%
  Non-cash expense (AOS Amort. & Equity Plan)          125          --          (125)                         (36)
                                                  --------    --------      --------       --------       --------
    Total operating expenses:                     $  5,297    $  3,547      $ (1,750)         (49)%      $ (1,291)        (36)%
                                                  --------    --------      --------       --------       --------
OPERATING INCOME (LOSS)                           $  1,924    $    899      $  1,025          114%       $  1,116         124
                                                  --------    --------      --------                      --------
As a percentage of total revenue                      16.8%       14.9%          1.9 pts
Income before income taxes                        $  2,165    $  1,005      $  1,160          115
Income taxes                                           758         422          (336)         (80)%
                                                  --------    --------      --------
  NET INCOME                                      $  1,407    $    583      $    825          142%
Preferred stock accretion/Dividend                     (14)        (81)           66           82%
                                                  --------    --------      --------
Net income available to common shareholders       $  1,393    $    502           891          178%
                                                  ========    ========      ========
FULLY-DILUTED EARNINGS PER SHARE                  $   0.04    $   0.02      $   0.02          146%
                                                  ========    ========      ========



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Analyst Presentation  C. K. Bown  April 2005                                   4

[VASCO LOGO] THE AUTHENTICATION COMPANY

--------------------------------------------------------------------------------
Consolidated Statement of Operations -  Q1 05 vs. Q4 04 (unaudited)
--------------------------------------------------------------------------------

(DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                                                                    EXCLUDING AOS
                                                                                       Q1 2005 ACTUAL               Q1 2005 ACTUAL
                                                                                       B/(W) THAN 2004              B/(W) THAN 2004
                                                        2005           2004          --------------------         ------------------
                                                     Q1 ACTUAL       Q4 ACTUAL       AMOUNT       PERCENT         AMOUNT     PERCENT
                                                     ---------       ---------       ------       -------         -----      -------
TOTAL REVENUE                                         $11,444         $9,298         $2,146         23%           $1,269       14%
                                                      -------         ------         ------        ---            ------
GROSS PROFIT                                            7,221          6,032          1,189         20%           $  821       14%
Gross Profit %                                           63.1%          64.9%          (1.8) pts
OPERATING EXPENSES:
Sales and Marketing Expenses                            3,311          2,942           (369)       (13)%            (192)      (7)%
R&D Expense                                               885            787            (98)       (12)%              50        6
General and Administrative Expense                        976            810           (166)       (20)%            (121)     (15)%
Non-cash expense (AOS Amort. & Equity Plan)               125              -           (125)                         (36)
                                                      -------         ------         ------        ---            ------

Total operating expenses:                             $ 5,297         $4,539         $ (758)       (17)%          $ (299)      (7)%
                                                      -------         ------         ------        ---            ------

OPERATING INCOME (LOSS)                               $ 1,924         $1,493         $  431         29%           $  522       35%
                                                      -------         ------         ------        ---            ======
As a percentage of total revenue                         16.8%          16.1%           0.8 pts
Income before income taxes                            $ 2,165         $  986         $1,179        120%
Income taxes                                              758            471           (287)       (61)%

NET INCOME                                            $ 1,407         $  515         $  892        173%
                                                      -------         ------         ------        ---
Preferred stock accretion/Dividend                        (14)           (35)            21         59%
                                                      -------         ------         ------        ---

Net income available to common shareholders           $ 1,393         $  480            913        190%
                                                      -------         ------         ------        ---
FULLY-DILUTED EARNINGS PER SHARE                      $  0.04         $ 0.02         $ 0.02        150%
                                                      =======         ======         ======        ===



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Analyst Presentation   C. K. Bown   April 2005                                 5

[VASCO LOGO] THE AUTHENTICATION COMPANY

-------------------------------------------------------------------------------
Revenue and Token Volume
--------------------------------------------------------------------------------

           (Dollars and units in thousands)
               Revenue             Units
               -------             -----
              (Dollars)

Q1 04           6,021               480

Q2 04           7,174               625

Q3 04           7,400               660

Q4 04           9,298             1,070

Q1 05          11,444             1,505







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Analyst Presentation   C. K. Bown   April 2005                                 6

[LOGO}  THE AUTHENTICATION COMPANY

--------------------------------------------------------------------------------
Average Selling Price (ASP) and Token Volume
--------------------------------------------------------------------------------



                 ASP               Units
                 ---               -----
              (Dollars)      (Units in thousands)

Q1 04           12.54               480

Q2 04           11.48               625

Q3 04           11.21               660

Q4 04           8.69              1,070

Q1 05           7.60              1,505









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Analyst Presentation   C. K. Bown   April 2005                                 7

[VASCO LOGO]   THE AUTHENTICATION COMPANY

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Operating Components as a Percentage of Revenue
--------------------------------------------------------------------------------


                    Q1 04          Q2 04          Q3 04          Q4 05          Q1 05
                    -----          -----          -----          -----          -----

Gr. Mgn.            73.8%          70.7%          69.7%          64.9%          63.1%

Oper. Exp.          58.9%          50.1%          47.0%          48.8%          46.3%

Oper. Mgn.          14.9%          20.6%          22.7%          16.1%          16.8%



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Analyst Presentation   C. K. Bown   April 2005                                 8

[VASCO LOGO]  THE AUTHENTICATION COMPANY

--------------------------------------------------------------------------------
Operating Percentages and Operating Income
--------------------------------------------------------------------------------


                    Q1 04          Q2 04          Q3 04          Q4 05          Q1 05
                    -----          -----          -----          -----          -----

Gr. Mgn.            73.8%          70.7%          69.7%          64.9%          63.1%

Oper. Exp.          58.9%          50.1%          47.0%          48.8%          46.3%

Oper. Mgn           14.9%          20.6%          22.7%          16.1%          16.8%

Oper. Earnings      $899           $1,479         $1,681         $1,493         $1,924





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Analyst Presentation   C. K. Bown   April 2005                                 9

[VASCO LOGO]  THE AUTHENTICATION COMPANY

--------------------------------------------------------------------------------
Target Market - VASCO vs. Competitors
--------------------------------------------------------------------------------


               Total Addressable Market Size - By Market Segment*
               --------------------------------------------------



                                 Competitors
Enterprise Market
                              High-Cost Producers
--------------------------------------------------------------------------------
                                Natural Barrier

Retail Market

                                    VASCO
                              Low-Cost Producer






--------------
*Based on total number of potential end users.


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Analyst Presentation   C. K. Bown   April 2005                                10

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[VASCO LOGO]   THE AUTHENTICATION COMPANY

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            Nasdaq: VDSI
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Analyst Presentation   C. K. Bown   April 2005